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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Medco Health Solutions, Inc.
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                     (formerly MedcoHealth Solutions, Inc.)
             (Exact name of registrant as specified in its charter)


               Delaware                               22-3461740
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)


         100 Parsons Pond Drive
          Franklin Lakes, N.J.                          07417
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(Address of principal executive offices)              (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates: 333-86392
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Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                       Name of each exchange on
        to be so registered                which each class is to be registered
    ---------------------------           --------------------------------------

Common Stock, $0.01 par value per share          New York Stock Exchange

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Securities to be registered pursuant to Section 12(g) of the Act:

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                                      None
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                                (Title of class)

This Amendment No. 1 to Form 8-A is being filed by Medco Health Solutions, Inc. to reflect the change in name of the Registrant since the original filing of the Form 8-A on May 2, 2002.


Item 1.    Description of the Registrant's Securities to Be Registered.
           -----------------------------------------------------------

           This registration statement relates to the common stock, $.01 par value per share, of Medco Health Solutions, Inc. (the "Company"). Reference is made to the information set forth under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission, as amended (Registration No. 333-86392) which information is incorporated by reference. Any prospectus subsequently filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into this registration statement.

Item 2.    Exhibits.
           --------

           Not Applicable.


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                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 5, 2002
                                    Medco Health Solutions, Inc.

                                    By: /s/  David S. Machlowitz
                                        ---------------------------------
                                        Name:   David S. Machlowitz
                                        Title:  Senior Vice President, General
                                                Counsel and Secretary